UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 13, 2023 (December 11, 2023)

TARGET HOSPITALITY CORP.
(Exact Name of Registrant as Specified in Its Charter)

001-38343
(Commission File Number)

Delaware	98-1378631
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

9320 LAKESIDE BLVD., SUITE 300
THE WOODLANDS, Texas 77381
(Address of principal executive offices, including zip code)

(832) 709-2563
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
THCommon stock, par value $0.0001 per share	TH	NASDAQ
Warrants to purchase common stock	THWWW	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

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Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 11, 2023, J. Travis Kelley, Executive Vice President, Operations of Target Hospitality Corp. (the “Company”), submitted his resignation from his position with the Company for personal reasons effective immediately. Mr. Kelley’s resignation is not due to any disagreement with the Company with respect to any matter relating to the Company’s operations, policies or practices.

Item 7.01	Regulation FD Disclosure.

On December 13, 2023, the Company issued a press release providing a business update, updated 2023 financial outlook and preliminary 2024 financial outlook, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information reported in this Item 7.01, including the material attached as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, and shall not be deemed incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

Effective November 16, 2023, a wholly-owned subsidiary of the Company entered into a Subcontract Agreement (the “Subcontract”) with its nonprofit partner (“NP Partner”), pursuant to the Indefinite Delivery, Indefinite Quantity Contract No. 140D0423D0063 (the “IDIQ Contract”), Task Order No. 140D0424F0005 between NP Partner and the U.S. Government (the “Task Order”), providing for an influx care facility to provide housing and various services and care for unaccompanied children. Under the Subcontract, the Company will continue to lease and provide to NP Partner certain accommodation services, products and solutions at the Company’s existing facilities, as well as provide housing and services to staff working at such facilities. The Task Order is funded through the IDIQ Contract that was awarded to NP Partner by the U.S. Government in March of 2023, which has a base period of performance of five years, with the ability to extend for an additional five years.

The Subcontract operates under a similar structure to the Company’s government services contracts with NP Partner that originated in March 2021 and expanded in May 2022 (the “Original Subcontract”). The Subcontract covers the facilities lease and all wrap around services with a base period of one year plus four one-year option periods exercisable by NP Partner, provided the U.S. Government exercises such option periods with NP Partner, for a total potential performance period of five years. Annual funding commitments are expected to be completed through normal course annual governmental appropriations as provided within the IDIQ Contract. The Subcontract contains terms and conditions that are customary for government contracts of this nature, such as option exercise mechanisms as well as the flow-down of various Federal Acquisition Regulation (FAR) provisions, including termination rights. All or part of the Subcontract may be terminated by NP Partner (i) for its convenience only to the extent that the part or the whole of the work assigned to the Company has been terminated by the U.S. Government for its convenience, (ii) in the event of certain continuing breaches of the Subcontract, including provisions related to the service and maintenance of the facility and (iii) in the event the Company fails to make progress as to endanger the performance of the Subcontract.

The Company will continue to provide certain services (the “Services”) including: accommodations and meals to unaccompanied children; supply intake facilities, on-site recreation space, meeting space, and storage space; and provide separate lodging, meals, housekeeping, laundry services and transportation to NP Partner staff and personnel.

The Subcontract is managed similarly to the Original Subcontract, which centered around annual minimum lease revenue commitments with additional occupancy-based variable Services revenue based on active community census. The Subcontract is expected to provide for a minimum of approximately $178 million of annual lease revenue, with additional revenue depending on facility occupancy levels and maximum potential revenue of approximately $1.767 billion, assuming the U.S. Government exercises all option periods.

Cautionary Statement Regarding Forward Looking Statements

Certain statements made in this Current Report on Form 8-K are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this Current Report on Form 8-K, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “could,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside our control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: operational, economic, including inflation, political and regulatory risks; federal government’s determination to exercise option periods associated with the Subcontract;  our ability to effectively compete in the specialty rental accommodations and hospitality services industry, including growing the HFS – South and Government segments; effective management of our communities; natural disasters and other business distributions including outbreaks of epidemic or pandemic disease; the duration of any future public health crisis, related economic repercussions and the resulting negative impact to global economic demand; the effect of changes in state building codes on marketing our buildings; changes in demand within a number of key industry end-markets and geographic regions; our reliance on third party manufacturers and suppliers; failure to retain key personnel; increases in raw material and labor costs; the effect of impairment charges on our operating results; our future operating results fluctuating, failing to match performance or to meet expectations; our exposure to various possible claims and the potential inadequacy of our insurance; unanticipated changes in our tax obligations; our obligations under various laws and regulations; the effect of litigation, judgments, orders, regulatory or customer bankruptcy proceedings on our business; our ability to successfully acquire and integrate new operations; global or local economic and political movements, including any changes in policy under the Biden administration; federal government budgeting and appropriations; our ability to effectively manage our credit risk and collect on our accounts receivable; our ability to fulfill the Company’s public company obligations; any failure of our management information systems; our ability to refinance debt on favorable terms and meet our debt service requirements and obligations; and risks related to our outstanding obligations in connection with the Company’s senior notes. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

99.1	Press Release dated December 13, 2023.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Target Hospitality Corp.

	By:	/s/ Heidi D. Lewis
Dated: December 13, 2023		Name: Heidi D. Lewis
Title: Executive Vice President, General Counsel and Secretary

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